OPPENHEIMER GLOBAL EMERGING GROWTH FUND
                   Supplement dated March 6, 1997 to the
                     Prospectus dated January 13, 1997

The Prospectus is amended by adding the following paragraph at the end of "How the Fund is Managed" on page 17:

     The Board of Trustees of Oppenheimer Global Emerging Growth Fund (referred to as "Global Emerging Growth Fund" or the "Fund") has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into
     Oppenheimer Global Fund ("Global Fund").   The Board
     unanimously approved the terms of an agreement and plan of reorganization to be entered into between these funds (the "reorganization plan") and the transactions contemplated (the transactions are referred to as the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.

     Pursuant to the reorganization plan, (i) substantially all of the assets of the Fund would be exchanged for shares of Global Fund, (ii) these shares of Global Fund would be distributed to the shareholders of the Fund, (iii) the Fund would be liquidated, and (iv) the outstanding shares of the Fund would be cancelled. It is expected that the reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

     A meeting of the shareholders of the Fund is scheduled for June 17, 1997 to vote on the reorganization. Approval of the reorganization requires the affirmative vote of a majority of the outstanding shares of the Fund (the term "majority" is defined in the Investment Company Act as a special majority. It is also explained in the Statement of Additional Information). There is no assurance that the Fund's shareholders will approve the reorganization. Details about the proposed reorganization were contained in a proxy statement and other soliciting materials sent to the Fund's shareholders of record presently set for April 11, 1997. Persons who became shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the reorganization.

March 6, 1997                             PS0750.012